 Exhibit 13.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of SGOCO Group, Ltd. (the "Company") on Form 20-F for the year ended December 31, 2017, as filed with the Securities and Exchange Commission on the date hereof (the "Annual Report"), I, Shi-bin Xie, President and Chief Executive Officer, and I, Xiao-Ming HU, Interim Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Annual Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Annual Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Dated: May 14, 2018	By:	/s/ Shi-bin Xie
	Name:	Shi-bin Xie
	Title:	President and Chief Executive Officer

Dated: May 14, 2018	By:	/s/ Xiao-Ming HU
	Name:	Xiao-Ming HU
	Title:	Interim Chief Financial Officer

Signature Page to Form 20-F